Exhibit 99.2

Capital One Financial Corporation

Financial Supplement(1)(2)(3)

Fourth Quarter 2025

(1)

The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2025 once it is filed with the Securities and Exchange Commission.

(2)

This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.

(3)

On May 18, 2025, we completed the Discover acquisition in an all-stock transaction as outlined in the merger agreement dated February 19, 2024. Discover results and statistics reported herein are from May 18, 2025 to December 31, 2025.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial Summary—Consolidated

						2025 Q4		Year Ended December 31,
(Dollars in millions, except per share data and as noted)	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Q4	2025 Q3	2024 Q4	2025	2024	2025 vs. 2024
Income Statement
Net interest income	$12,466	$12,404	$9,995	$8,013	$8,098	—	54%	$42,878	$31,208	37%
Non-interest income	3,117	2,955	2,497	1,987	2,092	5%	49	10,556	7,904	34

Total net revenue(1)	15,583	15,359	12,492	10,000	10,190	1	53	53,434	39,112	37
Provision for credit losses	4,142	2,714	11,430	2,369	2,642	53	57	20,655	11,716	76
Non-interest expense:
Marketing	1,934	1,403	1,345	1,202	1,375	38	41	5,884	4,562	29
Operating expense	7,408	6,860	5,646	4,700	4,714	8	57	24,614	16,924	45

Total non-interest expense	9,342	8,263	6,991	5,902	6,089	13	53	30,498	21,486	42

Income (loss) from continuing operations before income taxes	2,099	4,382	(5,929)	1,729	1,459	(52)	44	2,281	5,910	(61)
Income tax provision (benefit)	345	1,189	(1,666)	325	366	(71)	(6)	193	1,163	(83)

Income (loss) from continuing operations, net of tax	1,754	3,193	(4,263)	1,404	1,093	(45)	60	2,088	4,747	(56)
Income (loss) from discontinued operations, net of tax	380	(1)	(14)	—	3	**	**	365	3	**

Net income (loss)	2,134	3,192	(4,277)	1,404	1,096	(33)	95	2,453	4,750	(48)
Dividends and undistributed earnings allocated to participating securities(2)	(20)	(33)	(4)	(22)	(17)	(39)	18	(26)	(77)	(66)
Preferred stock dividends	(57)	(73)	(65)	(57)	(57)	(22)	—	(252)	(228)	11
Discount on redeemed preferred stock	—	—	6	—	—	—	—	6	—	**

Net income (loss) available to common stockholders	$2,057	$3,086	$(4,340)	$1,325	$1,022	(33)	101	$2,181	$4,445	(51)

Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$2.66	$4.83	$(8.55)	$3.46	$2.66	(45)%	—	$3.36	$11.60	(71)%
Income (loss) from discontinued operations	0.60	—	(0.03)	—	0.01	**	**	0.67	0.01	**

Net income (loss) per basic common share	$3.26	$4.83	$(8.58)	$3.46	$2.67	(33)	22%	$4.03	$11.61	(65)

Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$2.66	$4.83	$(8.55)	$3.45	$2.66	(45)%	—	$3.36	$11.58	(71)%
Income (loss) from discontinued operations	0.60	—	(0.03)	—	0.01	**	**	0.67	0.01	**

Net income (loss) per diluted common share	$3.26	$4.83	$(8.58)	$3.45	$2.67	(33)	22%	$4.03	$11.59	(65)

Weighted-average common shares outstanding (in millions):
Basic	631.1	639.0	505.6	383.1	382.4	(1)%	65%	540.7	382.7	41%
Diluted	631.6	639.5	505.6	384.0	383.4	(1)	65	541.3	383.6	41
Common shares outstanding (period-end, in millions)	625.1	635.7	639.5	383.0	381.2	(2)	64	625.1	381.2	64
Dividends declared and paid per common share	$0.80	$0.60	$0.60	$0.60	$0.60	33	33	$2.60	$2.40	8
Tangible book value per common share (period-end)(3)	107.72	105.18	99.35	113.74	106.97	2	1	107.72	106.97	1

						2025 Q4		Year Ended December 31,
	2025	2025	2025	2025	2024	2025	2024			2025 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2025	2024	2024
Balance Sheet (Period-End)
Loans held for investment	$453,622	$443,159	$439,297	$323,598	$327,775	2%	38%	$453,622	$327,775	38%
Interest-earning assets	613,750	605,235	601,999	463,414	463,058	1	33	613,750	463,058	33
Total assets	669,009	661,877	658,968	493,604	490,144	1	36	669,009	490,144	36
Interest-bearing deposits	448,386	441,136	440,231	340,964	336,585	2	33	448,386	336,585	33
Total deposits	475,771	468,785	468,110	367,464	362,707	1	31	475,771	362,707	31
Borrowings	51,000	51,482	52,666	41,773	45,551	(1)	12	51,000	45,551	12
Common equity	108,209	108,406	105,549	58,697	55,938	—	93	108,209	55,938	93
Total stockholders’ equity	113,616	113,813	110,956	63,542	60,784	—	87	113,616	60,784	87
Balance Sheet (Average Balances)
Loans held for investment	$444,680	$439,859	$378,157	$322,385	$321,871	1%	38%	$396,725	$317,421	25%
Interest-earning assets	603,730	593,247	524,929	462,771	460,640	2	31	546,685	453,481	21
Total assets	665,656	657,858	572,446	491,817	488,300	1	36	597,536	480,451	24
Interest-bearing deposits	442,763	439,527	387,139	337,840	331,564	1	34	402,209	324,297	24
Total deposits	470,965	467,280	414,568	364,078	358,323	1	31	429,620	351,168	22
Borrowings	50,814	50,180	46,601	44,448	46,293	1	10	48,034	48,465	(1)
Common equity	109,997	107,412	81,563	57,395	56,918	2	93	89,286	54,953	62
Total stockholders’ equity	115,404	112,819	86,918	62,240	61,764	2	87	94,542	59,799	58

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Selected Metrics—Consolidated

						2025 Q4				Year Ended December 31,
	2025	2025	2025	2025	2024	2025		2024				2025 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2025	2024	2024
Performance Metrics
Net interest income growth (period over period)	—	24%	25%	(1)%	—	**		**		37%	7%	**
Non-interest income growth (period over period)	5%	18	26	(5)	8%	**		**		34	5	**
Total net revenue growth (period over period)	1	23	25	(2)	2	**		**		37	6	**
Total net revenue margin(4)	10.32	10.36	9.52	8.64	8.85	(4	)bps	147	bps	9.77	8.62	115	bps
Net interest margin(5)	8.26	8.36	7.62	6.93	7.03	(10)		123		7.84	6.88	96
Return on average assets(6)	1.05	1.94	(2.98)	1.14	0.90	(89)		15		0.35	0.99	(64)
Return on average tangible assets(7)	1.12	2.07	(3.14)	1.18	0.92	(95)		20		0.37	1.02	(65)
Return on average common equity(8)	6.10	11.50	(21.22)	9.23	7.16	(540)		(106)		2.03	8.08	(605)
Return on average tangible common equity(9)	9.74	18.82	(32.99)	12.55	9.77	(908)		(3)		3.16	11.18	(802)
Efficiency ratio(10)	59.95	53.80	55.96	59.02	59.75	615		20		57.08	54.93	215
Operating efficiency ratio(11)	47.54	44.66	45.20	47.00	46.26	288		128		46.06	43.27	279
Effective income tax rate for continuing operations	16.4	27.1	28.1	18.8	25.1	(1,070)		(870)		8.5	19.7	(1,120)
Employees (period-end, in thousands)	76.3	77.0	76.5	53.9	52.6	(1)%		45%		76.3	52.6	45%
Credit Quality Metrics
Allowance for credit losses	$23,409	$23,103	$23,873	$15,899	$16,258	1%		44%		$23,409	$16,258	44%
Allowance coverage ratio	5.16%	5.21%	5.43%	4.91%	4.96%	(5	)bps	20	bps	5.16%	4.96%	20	bps
Net charge-offs(12)	$3,833	$3,473	$3,060	$2,736	$2,884	10%		33%		$13,102	$10,748	22%
Net charge-off rate(13)	3.45%	3.16%	3.24%	3.40%	3.59%	29	bps	(14	)bps	3.30%	3.39%	(9	)bps
30+ day performing delinquency rate	3.41	3.29	3.13	3.29	3.69	12		(28)		3.41	3.69	(28)
30+ day delinquency rate	3.59	3.50	3.32	3.51	3.98	9		(39)		3.59	3.98	(39)
Capital Ratios(14)
Common equity Tier 1 capital	14.3%	14.4%	14.0%	13.6%	13.5%	(10	)bps	80	bps	14.3%	13.5%	80	bps
Tier 1 capital	15.3	15.5	15.1	14.9	14.8	(20)		50		15.3	14.8	50
Total capital	17.2	17.3	17.1	17.0	16.4	(10)		80		17.2	16.4	80
Tier 1 leverage	12.5	12.6	14.2	11.6	11.6	(10)		90		12.5	11.6	90
Tangible common equity (“TCE”)(15)	10.7	10.8	10.3	9.1	8.6	(10)		210		10.7	8.6	210

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income

						2025 Q4		Year Ended December 31,
(Dollars in millions, except as noted)	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Q4	2025 Q3	2024 Q4	2025	2024	2025 vs. 2024
Interest income:
Loans, including loans held for sale	$15,186	$15,229	$12,449	$10,157	$10,434	—	46%	$53,021	$40,894	30%
Investment securities	841	823	784	770	753	2%	12	3,218	2,873	12
Other	660	711	595	491	530	(7)	25	2,457	2,267	8

Total interest income	16,687	16,763	13,828	11,418	11,717	—	42	58,696	46,034	28

Interest expense:
Deposits	3,493	3,597	3,120	2,715	2,862	(3)	22	12,925	11,493	12
Securitized debt obligations	155	165	164	176	205	(6)	(24)	660	958	(31)
Senior and subordinated notes	550	582	535	505	540	(5)	2	2,172	2,333	(7)
Other borrowings	23	15	14	9	12	53	92	61	42	45

Total interest expense	4,221	4,359	3,833	3,405	3,619	(3)	17	15,818	14,826	7

Net interest income	12,466	12,404	9,995	8,013	8,098	—	54	42,878	31,208	37
Provision for credit losses	4,142	2,714	11,430	2,369	2,642	53	57	20,655	11,716	76

Net interest income (loss) after provision for credit losses	8,324	9,690	(1,435)	5,644	5,456	(14)	53	22,223	19,492	14

Non-interest income:
Discount and interchange fees, net	1,930	1,812	1,478	1,223	1,260	7	53	6,443	4,882	32
Service charges and other customer-related fees	833	849	658	509	554	(2)	50	2,849	1,976	44
Net securities gains (losses)	—	—	—	—	—	—	—	—	(35)	**
Other	354	294	361	255	278	20	27	1,264	1,081	17

Total non-interest income	3,117	2,955	2,497	1,987	2,092	5	49	10,556	7,904	34

Non-interest expense:
Salaries and associate benefits	3,430	3,496	2,999	2,546	2,329	(2)	47	12,471	9,398	33
Occupancy and equipment	958	856	737	615	674	12	42	3,166	2,366	34
Marketing	1,934	1,403	1,345	1,202	1,375	38	41	5,884	4,562	29
Professional services	693	641	653	437	630	8	10	2,424	1,610	51
Communications and data processing	482	476	413	399	398	1	21	1,770	1,462	21
Amortization of intangibles	525	514	271	16	19	2	**	1,326	77	**
Other	1,320	877	573	687	664	51	99	3,457	2,011	72

Total non-interest expense	9,342	8,263	6,991	5,902	6,089	13	53	30,498	21,486	42

Income (loss) from continuing operations before income taxes	2,099	4,382	(5,929)	1,729	1,459	(52)	44	2,281	5,910	(61)
Income tax provision (benefit)	345	1,189	(1,666)	325	366	(71)	(6)	193	1,163	(83)

Income (loss) from continuing operations, net of tax	1,754	3,193	(4,263)	1,404	1,093	(45)	60	2,088	4,747	(56)
Income (loss) from discontinued operations, net of tax	380	(1)	(14)	—	3	**	**	365	3	**

Net income (loss)	2,134	3,192	(4,277)	1,404	1,096	(33)	95	2,453	4,750	(48)
Dividends and undistributed earnings allocated to participating securities(2)	(20)	(33)	(4)	(22)	(17)	(39)	18	(26)	(77)	(66)
Preferred stock dividends	(57)	(73)	(65)	(57)	(57)	(22)	—	(252)	(228)	11
Discount on redeemed preferred stock	—	—	6	—	—	—	—	6	—	**

Net income (loss) available to common stockholders	$2,057	$3,086	$(4,340)	$1,325	$1,022	(33)	101	$2,181	$4,445	(51)

						2025 Q4		Year Ended December 31,
	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Q4	2025 Q3	2024 Q4	2025	2024	2025 vs. 2024
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$2.66	$4.83	$(8.55)	$3.46	$2.66	(45)%	—	$3.36	$11.60	(71)%
Income (loss) from discontinued operations	0.60	—	(0.03)	—	0.01	**	**	0.67	0.01	**

Net income (loss) per basic common share	$3.26	$4.83	$(8.58)	$3.46	$2.67	(33)	22%	$4.03	$11.61	(65)

Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$2.66	$4.83	$(8.55)	$3.45	$2.66	(45)%	—	$3.36	$11.58	(71)%
Income (loss) from discontinued operations	0.60	—	(0.03)	—	0.01	**	**	0.67	0.01	**

Net income (loss) per diluted common share	$3.26	$4.83	$(8.58)	$3.45	$2.67	(33)	22%	$4.03	$11.59	(65)

Weighted-average common shares outstanding (in millions):
Basic common shares	631.1	639.0	505.6	383.1	382.4	(1)%	65%	540.7	382.7	41%
Diluted common shares	631.6	639.5	505.6	384.0	383.4	(1)	65	541.3	383.6	41

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets

						2025 Q4
	2025	2025	2025	2025	2024	2025	2024
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,031	$4,606	$4,854	$4,108	$3,028	(34)%	—
Interest-bearing deposits and other short-term investments	54,403	50,673	54,255	44,465	40,202	7	35%

Total cash and cash equivalents	57,434	55,279	59,109	48,573	43,230	4	33
Restricted cash for securitization investors	4,659	3,248	2,469	392	441	43	**
Securities available for sale	91,051	89,733	87,196	84,362	83,013	1	10
Loans held for investment:
Unsecuritized loans held for investment	425,665	389,808	384,413	295,939	298,241	9	43
Loans held in consolidated trusts(16)	27,957	53,351	54,884	27,659	29,534	(48)	(5)

Total loans held for investment	453,622	443,159	439,297	323,598	327,775	2	38
Allowance for credit losses	(23,409)	(23,103)	(23,873)	(15,899)	(16,258)	1	44

Net loans held for investment	430,213	420,056	415,424	307,699	311,517	2	38
Loans held for sale	760	670	198	686	202	13	**
Premises and equipment, net	5,602	5,576	5,687	4,579	4,511	—	24
Interest receivable	3,492	3,456	3,373	2,599	2,532	1	38
Goodwill	28,509	28,863	28,335	15,070	15,059	(1)	89
Other intangible assets	16,578	17,042	18,157	217	233	(3)	**
Other assets	30,711	29,957	30,904	29,427	29,406	3	4
Assets of discontinued operations	—	7,997	8,116	—	—	**	**

Total assets	$669,009	$661,877	$658,968	$493,604	$490,144	1	36

						2025 Q4
	2025	2025	2025	2025	2024	2025	2024
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Liabilities:
Interest payable	$844	$826	$888	$646	$666	2%	27%
Deposits:
Non-interest-bearing deposits	27,385	27,649	27,879	26,500	26,122	(1)	5
Interest-bearing deposits	448,386	441,136	440,231	340,964	336,585	2	33

Total deposits	475,771	468,785	468,110	367,464	362,707	1	31
Securitized debt obligations	12,853	13,642	14,658	11,716	14,264	(6)	(10)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	587	616	742	573	562	(5)	4
Senior and subordinated notes	36,001	36,662	36,706	29,459	30,696	(2)	17

Other borrowings	1,559	562	560	25	29	177	**

Total other debt	38,147	37,840	38,008	30,057	31,287	1	22
Other liabilities	27,778	26,941	26,316	20,179	20,436	3	36
Liabilities of discontinued operations	—	30	32	—	—	**	**

Total liabilities	555,393	548,064	548,012	430,062	429,360	1	29

Stockholders’ equity:
Preferred stock	0	0	0	0	0	**	**
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	64,031	63,725	63,465	36,693	36,428	—	76
Retained earnings	65,192	63,624	60,892	65,616	64,505	2	1
Accumulated other comprehensive loss	(5,468)	(5,917)	(6,819)	(7,529)	(9,286)	(8)	(41)
Treasury stock, at cost	(10,146)	(7,626)	(6,589)	(31,245)	(30,870)	33	(67)

Total stockholders’ equity	113,616	113,813	110,956	63,542	60,784	—	87

Total liabilities and stockholders’ equity	$669,009	$661,877	$658,968	$493,604	$490,144	1	36

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)

Total net revenue was reduced by $941 million in Q4 2025, $869 million in Q3 2025, $785 million in Q2 2025, $705 million in Q1 2025 and $706 million in Q4 2024 for credit card finance charges and fees charged off as uncollectible.

(2)

Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(3)

Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(4)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)

Return on average assets is calculated based on annualized net income (loss) less annualized income (loss) from discontinued operations, net of tax, for the period divided by average total assets for the period.

(7)

Return on average tangible assets is a non-GAAP measure calculated based on annualized net income (loss) less annualized income (loss) from discontinued operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(8)

Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(9)

Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(10)

Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(11)

Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(12)

Charge-offs exclude $19.4 billion of Discover loans acquired in the second quarter of 2025 that were fully charged-off, with expected recoveries of $3.3 billion included as a benefit to the allowance for credit losses.

(13)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(14)

Capital ratios as of the end of Q4 2025 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(15)

TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(16)

On December 18, 2025, after giving effect to the Discover Card Execution Note Trust (“DCENT”) Defeasance Amendments, Funding, as Beneficiary on behalf of DCENT, defeased the outstanding DiscoverSeries Class A(2021-2) Notes, Class A(2023-1) Notes, and Class A (2023-2) Notes (collectively, the “Class A Notes”) issued by DCENT.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2025 Q4			2025 Q3			2024 Q4
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/ Rate(1)	Average Balance	Interest Income/ Expense	Yield/ Rate(1)	Average Balance	Interest Income/ Expense	Yield/ Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$445,370	$15,186	13.64%	$440,374	$15,229	13.83%	$322,231	$10,434	12.95%
Investment securities	97,304	841	3.46	96,186	823	3.42	92,248	753	3.26
Cash equivalents and other	61,056	660	4.32	56,687	711	5.02	46,161	530	4.59

Total interest-earning assets	$603,730	$16,687	11.06	$593,247	$16,763	11.30	$460,640	$11,717	10.17

Interest-bearing liabilities:
Interest-bearing deposits	$442,763	$3,493	3.16	$439,527	$3,597	3.27	$331,564	$2,862	3.45
Securitized debt obligations	12,673	155	4.87	12,919	165	5.11	14,931	205	5.47
Senior and subordinated notes	36,500	550	6.03	36,272	582	6.41	30,888	540	7.00
Other borrowings and liabilities(2)	3,745	23	2.41	3,120	15	2.04	2,434	12	1.85

Total interest-bearing liabilities	$495,681	$4,221	3.41	$491,838	$4,359	3.55	$379,817	$3,619	3.81

Net interest income/spread		$12,466	7.65		$12,404	7.75		$8,098	6.36

Impact of non-interest-bearing funding			0.61			0.61			0.67

Net interest margin			8.26%			8.36%			7.03%

	Year Ended December 31,
	2025			2024
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/ Rate(1)	Average Balance	Interest Income/ Expense	Yield/ Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$397,219	$53,021	13.35%	$318,096	$40,894	12.86%
Investment securities	94,810	3,218	3.39	90,250	2,873	3.18
Cash equivalents and other	54,656	2,457	4.50	45,135	2,267	5.02

Total interest-earning assets	$546,685	$58,696	10.74	$453,481	$46,034	10.15

Interest-bearing liabilities:
Interest-bearing deposits	$402,209	$12,925	3.21	$324,297	$11,493	3.54
Securitized debt obligations	13,088	660	5.04	16,507	958	5.80
Senior and subordinated notes	34,017	2,172	6.39	31,529	2,333	7.40
Other borrowings and liabilities(2)	3,016	61	2.02	2,424	42	1.71

Total interest-bearing liabilities	$452,330	$15,818	3.50	$374,757	$14,826	3.96

Net interest income/spread		$42,878	7.24		$31,208	6.20

Impact of non-interest-bearing funding			0.60			0.68

Net interest margin			7.84%			6.88%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Loan Information and Performance Statistics

						2025 Q4		Year Ended December 31,
(Dollars in millions, except as noted)	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Q4	2025 Q3	2024 Q4	2025	2024	2025 vs. 2024
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$262,403	$253,951	$252,481	$150,309	$155,618	3%	69%	$262,403	$155,618	69%
Personal loans	9,499	9,646	9,788	—	—	(2)	**	9,499	—	**
International card businesses	7,668	7,440	7,440	6,880	6,890	3	11	7,668	6,890	11

Total credit card	279,570	271,037	269,709	157,189	162,508	3	72	279,570	162,508	72

Consumer banking:
Auto	83,600	82,035	80,017	77,656	76,829	2	9	83,600	76,829	9
Retail banking	1,190	1,195	1,216	1,240	1,263	—	(6)	1,190	1,263	(6)

Total consumer banking	84,790	83,230	81,233	78,896	78,092	2	9	84,790	78,092	9

Commercial banking:
Commercial and multifamily real estate	33,618	33,461	32,967	31,971	31,903	—	5	33,618	31,903	5
Commercial and industrial	55,644	55,431	55,388	55,542	55,272	—	1	55,644	55,272	1

Total commercial banking	89,262	88,892	88,355	87,513	87,175	—	2	89,262	87,175	2

Total loans held for investment	$453,622	$443,159	$439,297	$323,598	$327,775	2	38	$453,622	$327,775	38

Loans Held for Investment (Average)
Credit card:
Domestic credit card	$255,221	$252,090	$197,808	$149,639	$150,290	1%	70%	$214,084	$146,000	47%
Personal loans	9,618	9,703	4,778	—	—	(1)	**	6,061	—	**
International card businesses	7,389	7,382	7,107	6,768	7,036	—	5	7,164	6,868	4

Total credit card	272,228	269,175	209,693	156,407	157,326	1	73	227,309	152,868	49

Consumer banking:
Auto	82,767	81,094	78,875	77,228	75,968	2	9	80,009	74,692	7
Retail banking	1,190	1,201	1,220	1,252	1,253	(1)	(5)	1,216	1,281	(5)

Total consumer banking	83,957	82,295	80,095	78,480	77,221	2	9	81,225	75,973	7

Commercial banking:
Commercial and multifamily real estate	33,155	33,104	32,522	31,733	32,058	—	3	32,634	33,141	(2)
Commercial and industrial	55,340	55,285	55,847	55,765	55,266	—	—	55,557	55,439	—

Total commercial banking	88,495	88,389	88,369	87,498	87,324	—	1	88,191	88,580	—

Total average loans held for investment	$444,680	$439,859	$378,157	$322,385	$321,871	1	38	$396,725	$317,421	25

						2025 Q4				Year Ended December 31,
	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Q4	2025 Q3		2024 Q4		2025	2024	2025 vs. 2024
Net Charge-Off (Recovery) Rates
Credit card(3):
Domestic credit card(4)	4.93%	4.63%	5.25%	6.19%	6.06%	30	bps	(113	)bps	5.12%	5.91%	(79	)bps
Personal loans	4.08	3.81	3.47	—	—	27		**		3.83	—	**
International card businesses	5.29	5.07	5.17	5.02	5.17	22		12		5.14	5.15	(1)
Total credit card	4.91	4.61	5.20	6.14	6.02	30		(111)		5.09	5.88	(79)
Consumer banking:
Auto	1.82	1.54	1.25	1.55	2.32	28		(50)		1.54	2.05	(51)
Retail banking	6.04	4.41	4.54	4.75	5.63	163		41		4.93	5.11	(18)
Total consumer banking	1.88	1.58	1.30	1.60	2.38	30		(50)		1.59	2.10	(51)
Commercial banking:
Commercial and multifamily real estate	0.02	(0.09)	(0.06)	0.09	0.50	11		(48)		(0.01)	0.26	(27)
Commercial and industrial	0.67	0.38	0.55	0.12	0.13	29		54		0.43	0.15	28
Total commercial banking	0.43	0.21	0.33	0.11	0.26	22		17		0.27	0.19	8
Total net charge-offs	3.45	3.16	3.24	3.40	3.59	29		(14)		3.30	3.39	(9)
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.99%	3.89%	3.60%	4.25%	4.53%	10	bps	(54	)bps	3.99%	4.53%	(54	)bps
Personal loans	1.74	1.74	1.62	—	—	—		**		1.74	—	**
International card businesses	4.62	4.60	4.50	4.56	4.52	2		10		4.62	4.52	10
Total credit card	3.93	3.84	3.55	4.26	4.53	9		(60)		3.93	4.53	(60)
Consumer banking:
Auto	5.23	4.99	4.84	4.93	5.95	24		(72)		5.23	5.95	(72)
Retail banking	1.09	0.89	0.93	1.13	1.12	20		(3)		1.09	1.12	(3)
Total consumer banking	5.17	4.93	4.78	4.87	5.87	24		(70)		5.17	5.87	(70)

Nonperforming Loans and Nonperforming Assets Rates(5)(6)
Credit card:
Personal loans	0.13%	0.13%	0.12%	—	—	—		**		0.13%	—	**
International card businesses	0.16	0.16	0.16	0.13%	0.15%	—		1	bps	0.16	0.15%	1	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.68	0.71	0.73	0.72	0.98	(3	)bps	(30)		0.68	0.98	(30)
Retail banking	1.45	1.65	1.47	1.89	1.94	(20)		(49)		1.45	1.94	(49)
Total consumer banking	0.69	0.73	0.74	0.74	0.99	(4)		(30)		0.69	0.99	(30)
Commercial banking:
Commercial and multifamily real estate	0.95	1.05	1.06	1.23	1.60	(10)		(65)		0.95	1.60	(65)
Commercial and industrial	1.60	1.59	1.45	1.50	1.27	1		33		1.60	1.27	33

						2025 Q4		Year Ended December 31,
	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Q4	2025 Q3	2024 Q4	2025	2024	2025 vs. 2024
Total commercial banking	1.36	1.39	1.30	1.40	1.39	(3)	(3)	1.36	1.39	(3)
Total nonperforming loans	0.40	0.42	0.40	0.56	0.61	(2)	(21)	0.40	0.61	(21)
Total nonperforming assets	0.43	0.44	0.42	0.58	0.63	(1)	(20)	0.43	0.63	(20)

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended December 31, 2025
	Credit Card				Consumer Banking
(Dollars in millions)	Domestic Card	Personal Loans	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of September 30, 2025	$18,476	$767	$484	$19,727	$1,855	$23	$1,878	$1,498	$23,103
Charge-offs	(4,167)	(128)	(142)	(4,437)	(682)	(23)	(705)	(108)	(5,250)
Recoveries	1,020	30	44	1,094	305	5	310	13	1,417

Net charge-offs	(3,147)	(98)	(98)	(3,343)	(377)	(18)	(395)	(95)	(3,833)
Provision for credit losses	3,482	62	134	3,678	391	18	409	48	4,135

Allowance build (release) for credit losses	335	(36)	36	335	14	—	14	(47)	302
Other changes(8)	—	—	4	4	—	—	—	—	4

Balance as of December 31, 2025	18,811	731	524	20,066	1,869	23	1,892	1,451	23,409

Reserve for unfunded lending commitments:
Balance as of September 30, 2025	—	—	—	—	—	—	—	135	135
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	—	7	7

Balance as of December 31, 2025	—	—	—	—	—	—	—	142	142

Combined allowance and reserve as of December 31, 2025	$18,811	$731	$524	$20,066	$1,869	$23	$1,892	$1,593	$23,551

	Year Ended December 31, 2025
	Credit Card				Consumer Banking
(Dollars in millions)	Domestic Card	Personal Loans	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2024	$12,494	—	$480	$12,974	$1,859	$25	$1,884	$1,400	$16,258
Charge-offs(3)	(14,366)	$(305)	(545)	(15,216)	(2,582)	(80)	(2,662)	(288)	(18,166)
Recoveries	3,395	73	177	3,645	1,348	20	1,368	51	5,064

Net charge-offs	(10,971)	(232)	(368)	(11,571)	(1,234)	(60)	(1,294)	(237)	(13,102)
Initial allowance for purchased credit-deteriorated loans	2,722	148	—	2,870	—	—	—	—	2,870
Benefit from expected recoveries of charged off loans(9)	(3,135)	(170)	—	(3,305)	—	—	—	—	(3,305)
Provision for credit losses(7)	17,701	985	380	19,066	1,244	58	1,302	288	20,656

Allowance build (release) for credit losses(7)	6,317	731	12	7,060	10	(2)	8	51	7,119
Other changes(8)	—	—	32	32	—	—	—	—	32

Balance as of December 31, 2025	18,811	731	524	20,066	1,869	23	1,892	1,451	23,409

Reserve for unfunded lending commitments:
Balance as of December 31, 2024	—	—	—	—	—	—	—	143	143
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	—	(1)	(1)

Balance as of December 31, 2025	—	—	—	—	—	—	—	142	142

Combined allowance and reserve as of December 31, 2025	$18,811	$731	$524	$20,066	$1,869	$23	$1,892	$1,593	$23,551

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial Summary—Business Segment Results

	Three Months Ended December 31, 2025					Year Ended December 31, 2025
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total
Net interest income (loss)	$9,479	$2,296	$574	$117	$12,466	$31,822	$8,758	$2,334	$(36)	$42,878
Non-interest income (loss)	2,214	623	356	(76)	3,117	7,738	1,675	1,321	(178)	10,556

Total net revenue (loss)	11,693	2,919	930	41	15,583	39,560	10,433	3,655	(214)	53,434
Provision for credit losses	3,678	409	55	—	4,142	19,066	1,302	287	—	20,655
Non-interest expense	6,147	2,289	504	402	9,342	19,641	7,524	1,999	1,334	30,498

Income (loss) from continuing operations before income taxes	1,868	221	371	(361)	2,099	853	1,607	1,369	(1,548)	2,281
Income tax provision (benefit)	445	52	89	(241)	345	208	382	326	(723)	193

Income (loss) from continuing operations, net of tax	$1,423	$169	$282	$(120)	$1,754	$645	$1,225	$1,043	$(825)	$2,088

	Three Months Ended September 30, 2025
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total
Net interest income	$9,396	$2,357	$586	$65	$12,404
Non-interest income (loss)	2,211	475	318	(49)	2,955

Total net revenue	11,607	2,832	904	16	15,359
Provision for credit losses	2,364	340	9	1	2,714
Non-interest expense	5,409	1,941	520	393	8,263

Income (loss) from continuing operations before income taxes	3,834	551	375	(378)	4,382
Income tax provision	914	131	89	55	1,189

Income (loss) from continuing operations, net of tax	$2,920	$420	$286	$(433)	$3,193

	Three Months Ended December 31, 2024					Year Ended December 31, 2024
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total
Net interest income (loss)	$5,779	$1,959	$587	$(227)	$8,098	$22,088	$8,023	$2,391	$(1,294)	$31,208
Non-interest income (loss)	1,585	182	366	(41)	2,092	6,076	695	1,210	(77)	7,904

Total net revenue (loss)	7,364	2,141	953	(268)	10,190	28,164	8,718	3,601	(1,371)	39,112
Provision (benefit) for credit losses	2,384	328	(72)	2	2,642	10,272	1,435	8	1	11,716
Non-interest expense	3,846	1,545	518	180	6,089	13,576	5,372	2,011	527	21,486

Income (loss) from continuing operations before income taxes	1,134	268	507	(450)	1,459	4,316	1,911	1,582	(1,899)	5,910
Income tax provision (benefit)	268	63	119	(84)	366	1,024	451	373	(685)	1,163

Income (loss) from continuing operations, net of tax	$866	$205	$388	$(366)	$1,093	$3,292	$1,460	$1,209	$(1,214)	$4,747

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Credit Card Business

						2025 Q4 vs.		Year Ended December 31,
	2025	2025	2025	2025	2024	2025	2024			2025 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2025	2024	2024
Credit Card
Earnings:
Net interest income	$9,479	$9,396	$7,293	$5,654	$5,779	1%	64%	$31,822	$22,088	44%
Non-interest income	2,214	2,211	1,802	1,511	1,585	—	40	7,738	6,076	27

Total net revenue	11,693	11,607	9,095	7,165	7,364	1	59	39,560	28,164	40
Provision for credit losses	3,678	2,364	11,098	1,926	2,384	56	54	19,066	10,272	86
Non-interest expense	6,147	5,409	4,447	3,638	3,846	14	60	19,641	13,576	45

Income (loss) from continuing operations before income taxes	1,868	3,834	(6,450)	1,601	1,134	(51)	65	853	4,316	(80)
Income tax provision (benefit)	445	914	(1,533)	382	268	(51)	66	208	1,024	(80)

Income (loss) from continuing operations, net of tax	$1,423	$2,920	$(4,917)	$1,219	$866	(51)	64	$645	$3,292	(80)

Selected performance metrics:
Period-end loans held for investment	$279,570	$271,037	$269,709	$157,189	$162,508	3	72	$279,570	$162,508	72
Average loans held for investment	272,228	269,175	209,693	156,407	157,326	1	73	227,309	152,868	49
Average yield on loans outstanding(1)	17.71%	17.99%	17.94%	18.54%	19.05%	(28)bps	(134)bps	17.95%	19.09%	(114)bps
Total net revenue margin(11)	17.18	17.25	17.35	18.32	18.72	(7)	(154)	17.40	18.39	(99)
Net charge-off rate(3)	4.91	4.61	5.20	6.14	6.02	30	(111)	5.09	5.88	(79)
30+ day performing delinquency rate	3.93	3.84	3.55	4.26	4.53	9	(60)	3.93	4.53	(60)
30+ day delinquency rate	3.94	3.84	3.56	4.27	4.54	10	(60)	3.94	4.54	(60)
Nonperforming loan rate(5)	0.01	0.01	0.01	0.01	0.01	—	—	0.01	0.01	—
Purchase volume(12)	$238,687	$230,379	$201,453	$157,948	$172,919	4%	38%	$828,467	$654,436	27%

						2025 Q4 vs.		Year Ended December 31,
	2025	2025	2025	2025	2024	2025	2024			2025 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2025	2024	2024
Domestic Card
Earnings:
Net interest income	$8,854	$8,766	$6,822	$5,343	$5,474	1%	62%	$29,785	$20,881	43%
Non-interest income	2,168	2,160	1,749	1,460	1,522	—	42	7,537	5,811	30

Total net revenue	11,022	10,926	8,571	6,803	6,996	1	58	37,322	26,692	40
Provision for credit losses	3,482	2,163	10,200	1,856	2,278	61	53	17,701	9,867	79
Non-interest expense	5,789	5,092	4,192	3,422	3,607	14	60	18,495	12,727	45

Income (loss) from continuing operations before income taxes	1,751	3,671	(5,821)	1,525	1,111	(52)	58	1,126	4,098	(73)
Income tax provision (benefit)	417	873	(1,385)	363	262	(52)	59	268	967	(72)

Income (loss) from continuing operations, net of tax	$1,334	$2,798	$(4,436)	$1,162	$849	(52)	57	$858	$3,131	(73)

Selected performance metrics:
Period-end loans held for investment	$262,403	$253,951	$252,481	$150,309	$155,618	3	69	$262,403	$155,618	69
Average loans held for investment	255,221	252,090	197,808	149,639	150,290	1	70	214,084	146,000	47
Average yield on loans outstanding(1)	17.68%	17.99%	17.88%	18.42%	19.00%	(31)bps	(132)bps	17.92%	19.03%	(111)bps
Total net revenue margin(11)	17.28	17.34	17.33	18.19	18.62	(6)	(134)	17.43	18.25	(82)
Net charge-off rate(4)	4.93	4.63	5.25	6.19	6.06	30	(113)	5.12	5.91	(79)
30+ day performing delinquency rate	3.99	3.89	3.60	4.25	4.53	10	(54)	3.99	4.53	(54)
Purchase volume(12)	$234,375	$226,147	$197,308	$154,391	$168,994	4%	39%	$812,221	$639,341	27%
Refreshed FICO scores:(13)
Greater than 660	73%	73%	73%	69%	69%	—	4	73%	69%	4
660 or below	27	27	27	31	31	—	(4)	27	31	(4)

Total	100%	100%	100%	100%	100%			100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Financial & Statistical Summary—Consumer Banking Business

						2025 Q4 vs.				Year Ended December 31,
	2025	2025	2025	2025	2024	2025		2024				2025 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2025	2024	2024
Consumer Banking
Earnings:
Net interest income	$2,296	$2,357	$2,162	$1,943	$1,959	(3)%		17%		$8,758	$8,023	9%
Non-interest income	623	475	394	183	182	31		**		1,675	695	141

Total net revenue	2,919	2,832	2,556	2,126	2,141	3		36		10,433	8,718	20
Provision for credit losses	409	340	252	301	328	20		25		1,302	1,435	(9)
Non-interest expense	2,289	1,941	1,713	1,581	1,545	18		48		7,524	5,372	40

Income from continuing operations before income taxes	221	551	591	244	268	(60)		(18)		1,607	1,911	(16)
Income tax provision	52	131	141	58	63	(60)		(17)		382	451	(15)

Income from continuing operations, net of tax	$169	$420	$450	$186	$205	(60)		(18)		$1,225	$1,460	(16)

Selected performance metrics:
Period-end loans held for investment	$84,790	$83,230	$81,233	$78,896	$78,092	2		9		$84,790	$78,092	9
Average loans held for investment	83,957	82,295	80,095	78,480	77,221	2		9		81,225	75,973	7
Average yield on loans held for investment(1)	9.59%	9.52%	9.30%	9.03%	9.04%	7bps		55bps		9.36%	8.70%	66bps
Auto loan originations	$10,194	$10,731	$10,861	$9,210	$9,399	(5)%		8%		$40,996	$34,542	19%
Period-end deposits	423,932	416,765	414,044	324,920	318,329	2		33		423,932	318,329	33
Average deposits	418,673	414,219	365,359	319,950	313,992	1		33		379,915	303,873	25
Average deposits interest rate	2.98%	3.07%	3.02%	3.00%	3.21%	(9	)bps	(23	)bps	3.02%	3.23%	(21	)bps
Net charge-off rate	1.88	1.58	1.30	1.60	2.38	30		(50)		1.59	2.10	(51)
30+ day performing delinquency rate	5.17	4.93	4.78	4.87	5.87	24		(70)		5.17	5.87	(70)
30+ day delinquency rate	5.73	5.53	5.40	5.47	6.73	20		(100)		5.73	6.73	(100)
Nonperforming loan rate(5)	0.69	0.73	0.74	0.74	0.99	(4)		(30)		0.69	0.99	(30)
Nonperforming asset rate(6)	0.79	0.82	0.82	0.82	1.08	(3)		(29)		0.79	1.08	(29)
Global Payment Network volume(14)	$174,644	$153,117	$74,014	—	—	14%		**		$401,775	—	**
Auto—At origination FICO scores:(15)
Greater than 660	51%	51%	52%	53%	54%	—		(3)%		51%	54%	(3)%
621 - 660	19	19	19	19	19	—		—		19	19	—
620 or below	30	30	29	28	27	—		3		30	27	3

Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Financial & Statistical Summary—Commercial Banking Business

						2025 Q4 vs.		Year Ended December 31,
	2025	2025	2025	2025	2024	2025	2024			2025 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2025	2024	2024
Commercial Banking
Earnings:
Net interest income	$574	$586	$602	$572	$587	(2)%	(2)%	$2,334	$2,391	(2)%
Non-interest income	356	318	335	312	366	12	(3)	1,321	1,210	9

Total net revenue(10)	930	904	937	884	953	3	(2)	3,655	3,601	1
Provision (benefit) for credit losses	55	9	81	142	(72)	**	**	287	8	**
Non-interest expense	504	520	489	486	518	(3)	(3)	1,999	2,011	(1)

Income from continuing operations before income taxes	371	375	367	256	507	(1)	(27)	1,369	1,582	(13)
Income tax provision	89	89	87	61	119	—	(25)	326	373	(13)

Income from continuing operations, net of tax	$282	$286	$280	$195	$388	(1)	(27)	$1,043	$1,209	(14)

Selected performance metrics:
Period-end loans held for investment	$89,262	$88,892	$88,355	$87,513	$87,175	—	2	$89,262	$87,175	2
Average loans held for investment	88,495	88,389	88,369	87,498	87,324	—	1	88,191	88,580	—
Average yield on loans held for investment(1)(10)	6.08%	6.42%	6.40%	6.29%	6.72%	(34)bps	(64)bps	6.30%	7.09%	(79)bps
Period-end deposits	$31,250	$29,920	$29,245	$29,984	$31,691	4%	(1)%	$31,250	$31,691	(1)%
Average deposits	31,462	29,889	30,444	31,654	31,545	5	—	30,859	31,140	(1)
Average deposits interest rate	1.96%	2.13%	2.06%	2.13%	2.28%	(17)bps	(32)bps	2.07%	2.51%	(44)bps
Net charge-off rate	0.43	0.21	0.33	0.11	0.26	22	17	0.27	0.19	8
Nonperforming loan rate(5)	1.36	1.39	1.30	1.40	1.39	(3)	(3)	1.36	1.39	(3)
Nonperforming asset rate(6)	1.39	1.40	1.30	1.40	1.39	(1)	—	1.39	1.39	—
Risk category:(16)
Noncriticized	$83,873	$83,098	$82,000	$80,677	$80,431	1%	4%	$83,873	$80,431	4%
Criticized performing	4,177	4,558	5,204	5,612	5,534	(8)	(25)	4,177	5,534	(25)
Criticized nonperforming	1,212	1,236	1,151	1,224	1,210	(2)	—	1,212	1,210	—

Total commercial banking loans held for investment	$89,262	$88,892	$88,355	$87,513	$87,175	—	2	$89,262	$87,175	2

Risk category as a percentage of period-end loans held for investment:(16)
Noncriticized	93.96%	93.48%	92.81%	92.19%	92.26%	48bps	170bps	93.96%	92.26%	170bps
Criticized performing	4.68	5.13	5.89	6.41	6.35	(45)	(167)	4.68	6.35	(167)
Criticized nonperforming	1.36	1.39	1.30	1.40	1.39	(3)	(3)	1.36	1.39	(3)

Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%			100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 13: Financial & Statistical Summary—Other and Total

						2025 Q4 vs.		Year Ended December 31,
	2025	2025	2025	2025	2024	2025	2024			2025 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2025	2024	2024
Other
Earnings:
Net interest income (loss)	$117	$65	$(62)	$(156)	$(227)	80%	**	$(36)	$(1,294)	(97)%
Non-interest loss	(76)	(49)	(34)	(19)	(41)	55	85%	(178)	(77)	131

Total net revenue (loss)(10)	41	16	(96)	(175)	(268)	156	**	(214)	(1,371)	(84)
Provision (benefit) for credit losses	—	1	(1)	—	2	**	**	—	1	**
Non-interest expense(17)	402	393	342	197	180	2	123	1,334	527	153

Loss from continuing operations before income taxes	(361)	(378)	(437)	(372)	(450)	(4)	(20)	(1,548)	(1,899)	(18)
Income tax provision (benefit)	(241)	55	(361)	(176)	(84)	**	187	(723)	(685)	6

Loss from continuing operations, net of tax	$(120)	$(433)	$(76)	$(196)	$(366)	(72)	(67)	$(825)	$(1,214)	(32)

Selected performance metrics:
Period-end deposits	$20,589	$22,100	$24,821	$12,560	$12,687	(7)	62	$20,589	$12,687	62
Average deposits	20,830	23,172	18,765	12,474	12,786	(10)	63	18,846	16,155	17
Total
Earnings:
Net interest income	$12,466	$12,404	$9,995	$8,013	$8,098	—	54%	$42,878	$31,208	37%
Non-interest income	3,117	2,955	2,497	1,987	2,092	5%	49	10,556	7,904	34

Total net revenue	15,583	15,359	12,492	10,000	10,190	1	53	53,434	39,112	37
Provision for credit losses	4,142	2,714	11,430	2,369	2,642	53	57	20,655	11,716	76
Non-interest expense	9,342	8,263	6,991	5,902	6,089	13	53	30,498	21,486	42

Income (loss) from continuing operations before income taxes	2,099	4,382	(5,929)	1,729	1,459	(52)	44	2,281	5,910	(61)
Income tax provision (benefit)	345	1,189	(1,666)	325	366	(71)	(6)	193	1,163	(83)

Income (loss) from continuing operations, net of tax	$1,754	$3,193	$(4,263)	$1,404	$1,093	(45)	60	$2,088	$4,747	(56)

Selected performance metrics:
Period-end loans held for investment	$453,622	$443,159	$439,297	$323,598	$327,775	2	38	$453,622	$327,775	38
Average loans held for investment	444,680	439,859	378,157	322,385	321,871	1	38	396,725	317,421	25
Period-end deposits	475,771	468,785	468,110	367,464	362,707	1	31	475,771	362,707	31
Average deposits	470,965	467,280	414,568	364,078	358,323	1	31	429,620	351,168	22

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)

Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.

(2)

Includes amounts related to entities that provide capital to low-income and rural communities of $2.1 billion in Q4 2025, Q3 2025 and during the twelve months ended 2025 and $2.0 billion in Q4 2024 and during the twelve months ended 2024. Related interest expense was $8 million in Q4 2025 and Q3 2025, $31 million for the twelve months ended 2025, $8 million for Q4 2024 and $31 million for the twelve months ended 2024.

(3)

Charge-offs exclude $19.4 billion of Discover loans acquired in the second quarter of 2025 that were fully charged-off, with expected recoveries of $3.3 billion included as a benefit to the allowance for credit losses.

(4)

Charge-offs exclude $18.0 billion of Discover Domestic credit card loans acquired in the second quarter of 2025 that are fully charged-off, with expected recoveries of $3.1 billion included as a benefit to the allowance for credit losses.

(5)

Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.

(6)

Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.

(7)	In Q2 2025, provision for credit losses includes the initial allowance for credit losses of $8.8 billion for non-purchased credit deteriorated (“non-PCD”) loans acquired in the Discover Acquisition.
(8)	Primarily represents foreign currency translation adjustments.
(9)	Represents contractual rights to collect on recoveries of acquired Discover loans that are fully charged-off.
(10)

Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.

(11)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(12)	Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(13)

Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(14)	Global Payment Network volume includes Discover Network, PULSE Network, Diners Club International and Network Partners transactions.
(15)

Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(16)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(17)

Includes the impact of $352 million, $348 million, $299 million, $110 million and $140 million in Discover integration expenses in Q4 2025, Q3 2025, Q2 2025, Q1 2025 and Q4 2024, respectively, as well as any charges incurred as a result of restructuring activities for the periods presented.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Regulatory Capital Metrics
Common equity excluding AOCI	$113,677	$114,323	$112,368	$66,225	$65,823
Adjustments:
AOCI, net of tax(2)	81	68	83	19	1
Goodwill, net of related deferred tax liabilities	(28,217)	(28,575)	(28,052)	(14,792)	(14,786)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(12,493)	(12,846)	(13,687)	(247)	(231)

Common equity Tier 1 capital	$73,048	$72,970	$70,712	$51,205	$50,807

Tier 1 capital	$78,454	$78,377	$76,118	$56,050	$55,652
Total capital(3)	88,001	87,853	85,988	63,926	61,805
Risk-weighted assets	511,884	506,535	503,413	375,538	377,145
Adjusted average assets(4)	629,997	622,435	537,581	483,888	480,794
Capital Ratios
Common equity Tier 1 capital(5)	14.3%	14.4%	14.0%	13.6%	13.5%
Tier 1 capital(6)	15.3	15.5	15.1	14.9	14.8
Total capital(7)	17.2	17.3	17.1	17.0	16.4
Tier 1 leverage(4)	12.5	12.6	14.2	11.6	11.6
TCE(8)	10.7	10.8	10.3	9.1	8.6

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2025	2025	2025	2025	2024	Year Ended December 31,
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	2025	2024
Adjusted diluted earnings per share (“EPS”):
Net income (loss) available to common stockholders (GAAP)	$2,057	$3,086	$(4,340)	$1,325	$1,022	$2,181	$4,445
Initial allowance build for Discover non-PCD loans	—	—	8,767	—	—	8,767	—
Discover intangible amortization expense	509	498	255	—	—	1,262	—
Discover loan and deposit fair value mark amortization	37	105	85	—	—	227	—
Discover integration expenses	352	348	299	110	140	1,109	234
Legal reserve activities	117	—	41	198	75	356	75
Gain on sale of home loan portfolio	(483)	—	—	—	—	(483)	—
FDIC special assessment	(29)	—	—	—	—	(29)	41
Allowance build for Walmart program agreement loss sharing termination	—	—	—	—	—	—	826
Walmart program agreement termination contra revenue impact	—	—	—	—	—	—	27

Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	2,560	4,037	5,107	1,633	1,237	13,390	5,648
Income tax impacts	(124)	(236)	(2,339)	(76)	(52)	(2,775)	(293)

Adjusted net income available to common stockholders (non-GAAP)	$2,436	$3,801	$2,768	$1,557	$1,185	$10,615	$5,355

Diluted weighted-average common shares outstanding (in millions) (GAAP)	631.6	639.5	505.6	384.0	383.4	541.3	383.6
Diluted EPS (GAAP)	$3.26	$4.83	$(8.58)	$3.45	$2.67	$4.03	$11.59
Impact of adjustments noted above	0.60	1.12	14.06	0.61	0.42	15.58	2.37

Adjusted diluted EPS (non-GAAP)	$3.86	$5.95	$5.48	$4.06	$3.09	$19.61	$13.96

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$9,342	$8,263	$6,991	$5,902	$6,089	$30,498	$21,486
Discover intangible amortization expense	(509)	(498)	(255)	—	—	(1,262)	—
Discover integration expenses	(352)	(348)	(299)	(110)	(140)	(1,109)	(234)
Legal reserve activities	(117)	—	(41)	(198)	(75)	(356)	(75)
FDIC special assessment	29	—	—	—	—	29	(41)

Adjusted non-interest expense (non-GAAP)	$8,393	$7,417	$6,396	$5,594	$5,874	$27,800	$21,136

Total net revenue (GAAP)	$15,583	$15,359	$12,492	$10,000	$10,190	$53,434	$39,112
Discover loan and deposit fair value mark amortization	37	105	85	—	—	227	—
Walmart program agreement termination contra revenue impact	—	—	—	—	—	—	27

	2025	2025	2025	2025	2024	Year Ended December 31,
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	2025	2024
Adjusted net revenue (non-GAAP)	$15,620	$15,464	$12,577	$10,000	$10,190	$53,661	$39,139
Efficiency ratio (GAAP)	59.95%	53.80%	55.96%	59.02%	59.75%	57.08%	54.93%
Impact of adjustments noted above	(622)bps	(584)bps	(511)bps	(308)bps	(211)bps	(527)bps	(93)bps

Adjusted efficiency ratio (non-GAAP)	53.73%	47.96%	50.85%	55.94%	57.64%	51.81%	54.00%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$7,408	$6,860	$5,646	$4,700	$4,714	$24,614	$16,924
Discover intangible amortization expense	(509)	(498)	(255)	—	—	(1,262)	—
Discover integration expenses	(352)	(348)	(299)	(110)	(140)	(1,109)	(234)
Legal reserve activities	(117)	—	(41)	(198)	(75)	(356)	(75)
FDIC special assessment	29	—	—	—	—	29	(41)

Adjusted operating expense (non-GAAP)	$6,459	$6,014	$5,051	$4,392	$4,499	$21,916	$16,574

Total net revenue (GAAP)	$15,583	$15,359	$12,492	$10,000	$10,190	$53,434	$39,112
Discover loan and deposit fair value mark amortization	37	105	85	—	—	227	—
Walmart program agreement termination contra revenue impact	—	—	—	—	—	—	27

Adjusted net revenue (non-GAAP)	$15,620	$15,464	$12,577	$10,000	$10,190	$53,661	$39,139
Operating efficiency ratio (GAAP)	47.54%	44.66%	45.20%	47.00%	46.26%	46.06%	43.27%
Impact of adjustments noted above	(619)bps	(577)bps	(504)bps	(308)bps	(211)bps	(522)bps	(92)bps

Adjusted operating efficiency ratio (non-GAAP)	41.35%	38.89%	40.16%	43.92%	44.15%	40.84%	42.35%

Adjusted net interest margin:
Net interest income (GAAP)	$12,466	$12,404	$9,995	$8,013	$8,098	$42,878	$31,208
Loan and deposit fair value mark amortization	37	105	85	—	—	227	—
Walmart program agreement termination contra revenue impact	—	—	—	—	—	—	27

Adjusted net interest income (non-GAAP)	$12,503	$12,509	$10,080	$8,013	$8,098	$43,105	$31,235
Average interest earning assets	$603,730	$593,247	$524,929	$462,771	$460,640	$546,685	$453,481
Net interest margin (GAAP)	8.26%	8.36%	7.62%	6.93%	7.03%	7.84%	6.88%
Impact of adjustments noted above	2bps	7bps	6bps	—bps	—bps	4bps	1bps

Adjusted net interest margin (non-GAAP)	8.28%	8.43%	7.68%	6.93%	7.03%	7.88%	6.89%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2025	2025	2025	2025	2024
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Pre- Provision Earnings
Total net revenue	$15,583	$15,359	$12,492	$10,000	$10,190
Non-interest expense	(9,342)	(8,263)	(6,991)	(5,902)	(6,089)

Pre-provision earnings(9)	$6,241	$7,096	$5,501	$4,098	$4,101

Tangible Common Equity (Period-End)
Stockholders’ equity	$113,616	$113,813	$110,956	$63,542	$60,784
Goodwill and other intangible assets(10)	(40,876)	(41,537)	(42,012)	(15,139)	(15,157)
Noncumulative perpetual preferred stock	(5,407)	(5,407)	(5,407)	(4,845)	(4,845)

Tangible common equity(11)	$67,333	$66,869	$63,537	$43,558	$40,782

Tangible Common Equity (Average)
Stockholders’ equity	$115,404	$112,819	$86,918	$62,240	$61,764
Goodwill and other intangible assets(10)	(41,144)	(41,815)	(29,114)	(15,149)	(15,195)
Noncumulative perpetual preferred stock	(5,407)	(5,407)	(5,355)	(4,845)	(4,845)

Tangible common equity(11)	$68,853	$65,597	$52,449	$42,246	$41,724

Return on Tangible Common Equity (Average)
Net income (loss) available to common stockholders	$2,057	$3,086	$(4,340)	$1,325	$1,022
Income (loss) from discontinued operations, net of tax	380	(1)	(14)	—	3

Net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax	$1,677	$3,087	$(4,326)	$1,325	$1,019
Tangible common equity (Average)	68,853	65,597	52,449	42,246	41,724

Return on tangible common equity(11)(12)	9.74%	18.82%	(32.99)%	12.55%	9.77%

Tangible Assets (Period-End)
Total assets	$669,009	$661,877	$658,968	$493,604	$490,144
Goodwill and other intangible assets(10)	(40,876)	(41,537)	(42,012)	(15,139)	(15,157)

Tangible assets(11)	$628,133	$620,340	$616,956	$478,465	$474,987

	2025	2025	2025	2025	2024
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Tangible Assets (Average)
Total assets	$665,656	$657,858	$572,446	$491,817	$488,300
Goodwill and other intangible assets(10)	(41,144)	(41,815)	(29,114)	(15,149)	(15,195)

Tangible assets(11)	$624,512	$616,043	$543,332	$476,668	$473,105

Return on Tangible Assets (Average)
Net income (loss)	$2,134	$3,192	$(4,277)	$1,404	$1,096
Income (loss) from discontinued operations, net of tax	380	(1)	(14)	—	3

Net income (loss) less income (loss) from discontinued operations, net of tax	$1,754	$3,193	$(4,263)	$1,404	$1,093
Tangible Assets (Average)	624,512	616,043	543,332	476,668	473,105

Return on tangible assets(11)(13)	1.12%	2.07%	(3.14)%	1.18%	0.92%

TCE Ratio
Tangible common equity (Period-end)	$67,333	$66,869	$63,537	$43,558	$40,782
Tangible Assets (Period-end)	628,133	620,340	616,956	478,465	474,987

TCE Ratio(11)	10.7%	10.8%	10.3%	9.1%	8.6%

Tangible Book Value per Common Share
Tangible common equity (Period-end)	$67,333	$66,869	$63,537	$43,558	$40,782
Outstanding Common Shares	625.1	635.7	639.5	383.0	381.2

Tangible book value per common share(11)	$107.72	$105.18	$99.35	$113.74	$106.97

(1)	Regulatory capital metrics and capital ratios as of December 31, 2025 are preliminary and therefore subject to change.

(2)	Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.

(3)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(4)

Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(5)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(6)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(7)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(8)	TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.

(9)	Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.

(10)	Includes impact of related deferred taxes.

(11)	Management believes that this financial metric is useful in assessing capital adequacy and the level of returns generated.

(12)

Return on average tangible common equity is a non-GAAP measure calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.

(13)

Return on average tangible assets is a non-GAAP measure calculated based on annualized net income (loss) less annualized income (loss) from discontinued operations, net of tax, for the period divided by average tangible assets for the period.